UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2025

Vivid Seats Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40926	86-3355184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 East Washington Street, Suite 900 Chicago, IL (Address of principal executive offices)	60602 (Zip Code)

Registrant’s telephone number, including area code: (312) 291-9966

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SEAT	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	SEATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 19, 2025, Vivid Seats Inc. (the “Company”) entered into a Corporate Simplification Agreement (the “CSA”) with Hoya Intermediate, LLC (“Hoya Intermediate”), GTCR Management XI, LLC (the “TRA Holder Representative”), Hoya Topco, LLC (“Hoya Topco”) and each other party thereto under the heading “TRA Holders” on the signature pages thereto (collectively with Hoya Topco and the TRA Holder Representative, the “TRA Parties”). Pursuant to the CSA, among other things, the Company and the TRA Parties agreed to terminate all obligations under the Tax Receivable Agreement, dated October 18, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “TRA”), among the Company, Hoya Intermediate and each other person from time to time party thereto. Capitalized terms used but not defined herein have the meanings given to them in the CSA.

Corporate Simplification Agreement

A special committee of independent and disinterested members of the Company’s board of directors unanimously determined that the CSA and the transactions contemplated thereby are advisable and in the best interests of the Company and its stockholders.

The closing of the transactions contemplated by the CSA will occur after the satisfaction or waiver of the conditions set forth therein over two consecutive Business Days (the “First Closing Date” and the “Second Closing Date,” respectively, and together, the “Closing”).

Subject to the terms and conditions set forth in the CSA, on the Second Closing Date, the Company will issue to the TRA Parties, in the aggregate, 403,022.6700 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), of the Company, (the “Simplification Incentive Consideration”) as consideration for the complete and full termination of all rights and obligations under the TRA, other than certain terms thereof that will expressly survive (the “TRA Amendment”). The CSA provides that if the Closing does not occur, the TRA Amendment will automatically be null and void and any payment obligations will be reinstated in accordance with the existing terms of the TRA.

In exchange for the Company’s issuance of the Simplification Incentive Consideration, the parties to the CSA also agreed to undertake certain actions to simplify the Company’s corporate structure, including executing a series of transactions to facilitate the dissolution and winding up of Hoya Topco and certain of its affiliates (such actions, together with the Company’s issuance of the Simplification Incentive Consideration and the TRA Amendment, the “Corporate Simplification”).

The CSA provides that, subject to the terms and conditions set forth therein:

•
On the First Closing Date, pursuant to the respective Plan of Dissolution, each of Hoya Topco, VEPF V AIV VII Corp. (“Shared Blocker 1”), VEPF IV AIV IX Corp. (“Shared Blocker 2”), GTCR-Tickets Blocker XI/C B-Corp. (“Fund C Blocker” and, together with Shared Blocker 1 and Shared Blocker 2, the “Blocker Corporations”), GTCR-Tickets AIV 1, LP (“AIV1”), GTCR-Tickets AIV 2, LP (“AIV2”), GTCR-Tickets Aggregator 2 LP (“Aggregator 2”), GTCR-Tickets Aggregator 3 LP (“Aggregator 3”), GTCR-Tickets CVII Aggregator 4 LP (“Aggregator 4”), GTCR-Tickets FXIC Acquisition, LLC (“FXIC Acquisition”), GTCR-Cubs TopCo Acquisition LLC (“Cubs Acquisition”), GTCR-Tickets Co-Invest Acquisition LLC (“Co-Invest Acquisition”), CM7C VEPF V, LP (“Crescent Splitter 1”), CM7C(LTL) VEPF V, LP (“Crescent Splitter 2”), CM7B VEPF V, LP (“Crescent Splitter 3”), CM7C VEPF IV, LP (“Crescent Splitter 4”), CM7C (LTL) VEPF IV, LP (“Crescent Splitter 5”), CM7B VEPF IV, LP (“Crescent Splitter 6” and, together with Crescent Splitter 1, Crescent Splitter 2, Crescent Splitter 3, Crescent Splitter 4 and Crescent Splitter 5, the “Crescent Splitters”), GTCR-Tickets XI/C AIV LP (“Tickets XI/C”), GTCR Fund XI/C LP (“Fund C”), GTCR Fund XI/B LP (“Fund B”), GTCR Co-Invest XI, LP (“Co-Invest”) and GTCR-Tickets CVII Acquisition LP (“Tickets Acquisition”) will undertake a series of distributions, redemptions, dissolutions and unit cancellations resulting in the distribution of cash, Hoya Intermediate’s common units (“Units”), shares of the Company’s Class B Common Stock, $0.0001 par value per share (“Class B Common Stock”), Existing Topco Warrants and TRA Rights;

•
On or before the Second Closing Date, the Company will form three wholly owned subsidiaries (“Merger Sub 1,” “Merger Sub 2” and “Merger Sub 3,” respectively, and collectively, the “Blocker Merger Subs”);

•
On the Second Closing Date, the Company, the Blocker Merger Subs and the Blocker Corporations will enter into an Omnibus Agreement and Plan of Merger (in the form attached as Exhibit A to the CSA, the “Blocker Merger Agreement”), pursuant to which (i) Merger Sub 1 will merge with Fund C Blocker, with Fund C Blocker surviving the merger, (ii) Merger Sub 2 will merge with Shared Blocker 1, with Shared Blocker 1 surviving the merger, and (iii) Merger Sub 3 will merge with Shared Blocker 2, with Shared Blocker 2 surviving the merger (collectively, the “Blocker Mergers”);

•
On the Second Closing Date and immediately following the Blocker Mergers, the Company and Hoya Topco will enter into an Intermediate Exchange Agreement (in the form attached as Exhibit B to the CSA, the “Intermediate Exchange Agreement”), pursuant to which, and in accordance with Article IX of Hoya Intermediate’s Second Amended and Restated Limited Liability Company Agreement, dated as of October 18, 2021(the “LLC Agreement”), immediately following the Blocker Mergers, Hoya Topco will exchange all of its remaining Units for an equal number of shares of Class A Common Stock (the “Intermediate Exchange”);

•
On the Second Closing Date and concurrently with the Intermediate Exchange, the Company, Continental Stock Transfer & Trust Company and the other parties thereto will enter into amended and restated warrant agreements (together, in the forms attached as Exhibit C to the CSA, the “Amended and Restated Corporation Warrant Agreements”), which will amend and restate (i) the Private Warrant Agreement, dated October 18, 2021, between Hoya Intermediate and Hoya Topco for the issuance of warrants to purchase up to 100,000 Units at an exercise price of $200.00 per unit (the “Topco $10 Warrants”), and (ii) the Private Warrant Agreement, dated October 18, 2021, between Hoya Intermediate and Hoya Topco for the issuance of warrants to purchase up to 100,000 Units at an exercise price of $300.00 per unit (the “Topco $15 Warrants” and together with the Topco $10 Warrants, the “Topco Warrants”), to provide that the holders of the Topco $10 Warrants and the Topco $15 Warrants as of the effective time of the Intermediate Exchange instead have the right to purchase an equal number of shares of Class A Common Stock at exercise prices of $200.00 and $300.00 per share, respectively (collectively, the “Amended Corporation Warrants”);

•
On the Second Closing Date and concurrently with the Intermediate Exchange, the Company and Hoya Topco will terminate the Private Warrant Agreement, dated October 18, 2021, as amended or otherwise modified from time to time, between the Company and Hoya Topco that provided for the issuance of warrants to purchase up to 200,000 shares of Class B Common Stock at an exercise price of $0.02 per share;

•
On the Second Closing Date and immediately following the Intermediate Exchange, Hoya Topco, AIV1, FXIC Acquisition, Cubs Acquisition, Co-Invest Acquisition, AIV2, Aggregator 2, Aggregator 3, Aggregator 4, certain individuals, Tickets XI/C, GTCR Partners XI/B LP and the Crescent Splitters will undertake a series of distributions, redemptions, dissolutions and unit cancellations resulting in the distribution of cash, shares of Class A Common Stock and the Amended Corporation Warrants; and

•
On the Second Closing Date, effective upon the issuance of the Simplification Incentive Consideration, the LLC Agreement will be amended so as to terminate all rights and obligations thereunder, other than certain terms thereof that will expressly survive.

Upon the consummation of the Intermediate Exchange, Hoya Topco will cease to be a member of Hoya Intermediate and, accordingly, will no longer be a beneficiary of the rights and obligations thereof, other than certain rights and obligations that will expressly remain in effect and applicable to Hoya Topco pursuant to the terms of the CSA.

As of the date of the CSA, Hoya Topco beneficially owned approximately 37% of the outstanding Units and all of the outstanding shares of Class B Common Stock, which represented approximately 37% of the combined voting power of the Company’s common stock. Following the Closing, Hoya Topco will beneficially own 4,214,272 shares of Class A Common Stock, representing approximately 39% of the voting power of the Company’s common stock, and will cease to own any Units or shares of Class B Common Stock. Additionally, following the Corporate Simplification, the Company will cancel all outstanding shares of Class B Common Stock.

The foregoing descriptions of the CSA, the Blocker Merger Agreement, the Intermediate Exchange Agreement, the LLC Agreement, and the Amended and Restated Corporation Warrant Agreements are not complete and are qualified in their entirety by reference to the full text of the CSA and its exhibits, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On October 20, 2025, the Company issued a press release relating to the CSA. A copy of the press release isattached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future events and the future results of the Company and its subsidiaries, including Hoya Intermediate, Hoya Midco, LLC and Vivid Seats LLC (collectively, “we,” “us” and “our”). Words such as “anticipate,” “believe,” “can,” “continue,” “could,” “design,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “plan,” “project,” “propose,” “seek,” “should,” “target,” “will” and “would,” as well as similar expressions which predict or indicate future events and trends or which do not relate to historical matters, are intended to identify such forward-looking statements. For example, we may use forward-looking statements when addressing topics such as the timing and likelihood of the consummation of the transactions contemplated by the Corporate Simplification and the other transactions described herein and the expected benefits therefrom, as well as our future financial performance.

We have based these forward-looking statements largely on our current expectations, estimates, forecasts and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. While we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Forward-looking statements are not guarantees of future performance, conditions or results, and are subject to risks, uncertainties and assumptions that can be difficult to predict and/or are outside of our control. Therefore, actual results may differ materially from those contemplated by any forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof (or, in the case of statements incorporated by reference herein, as of the date of the incorporated document).

Important factors that could cause or contribute to such differences include, but are not limited to: risks related to the diversion of management’s attention from our ongoing business operations due to the Corporate Simplification and the other transactions described herein; risks related to the significant costs to be paid in connection with the Corporate Simplification and the other transactions described herein and the impact thereof on our financial condition; risks of legal proceedings that may arise as a result of the Corporate Simplification and the other transactions described herein; changes to applicable laws or fluctuations in our taxable income that could impact our ability to realize the anticipated benefits of the Corporate Simplification and the other transactions described herein; and the factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as in our press releases and other filings with the Securities and Exchange Commission. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Corporate Simplification Agreement, dated October 19, 2025, among the Company, Hoya Intermediate, LLC and the TRA Parties

99.1	Press release issued by Vivid Seats Inc., dated October 20, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*The schedules and exhibits have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivid Seats Inc.

Date: October 20, 2025	By:	/s/ Lawrence Fey
Lawrence Fey
Chief Financial Officer